Exhibit 23.5

                                      DRAFT

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 21, 2001 in the Post-Effective Amendment #1 to the Registration Statement (Form SB-2 No. 333-57296) and related Prospectus of Stockgroup.com Holdings, Inc. dated June 19, 2001.


                                                    /s/ ERNST & YOUNG LLP
Vancouver, Canada,
June 19, 2001.                                      Chartered Accountants